ANNUAL REPORT

                                       MDL
                               BROAD MARKET FIXED
                                   INCOME FUND

                                       MDL
                                LARGE CAP GROWTH
                                   EQUITY FUND

                               [MDL LOGO OMITTED]

                                OCTOBER 31, 2001

ANNUAL REPORT TO SHAREHOLDERS
FISCAL YEAR END: OCTOBER 31, 2001

Thank you for including the MDL Funds as one of your investment choices. The unfathomable events of September 11th were shocking and truly forced our nation to pause, but we at MDL agree with our nation's leaders, we must not waiver throughout this trying time. MDL has and will continue to focus on what our clients anticipate from us which is excellence against all odds. Today we are even more resolved to move forward.

BOND MARKET OVERVIEW

The tragic events of September 11th had a major impact on the investment world from a market perspective, but also from a human standpoint. Days following the terrorist attacks, investment professionals put aside profits and instead focused on America's heroes -- those people who gave and lost their lives. It was evident at the beginning of the year that the economy was slowing with growth in the neighborhood of .5% to 1%. The U.S. economy had indeed gone from bad to worse. Make no mistake about it; we are definitely in a recession. Investors can expect to see negative growth over the next couple of quarters. Still, this should not dampen investors' spirits. We predict that the American economy will rebound in the second half of 2002, as consumer's emotional state of being elevates and in turn spending increases. We remain steadfast in our strategy of investing in high quality, long-term securities.

EQUITY MARKET OVERVIEW

The year 2001 presented investors with many enormous challenges. Even before the tragic events of September 11th, the stock market perplexed many. Throughout the year, the market remained anticipatory and reacted swiftly to all news. Yet following much of the turmoil, we found ourselves relying upon history to provide us with a sense of direction. The past has taught us that generally, investors initially react emotionally during times of crises, seeking safer investments. The result -- short-term declines and volatility in the stock market. Yet again we learned that after a brief period of time, investors return to market fundamentals to guide their decisions. At some point, markets stabilize and are restored to the levels they were at before the crises occurred. Undoubtedly we'll face a multitude of challenges going forward but, over the long haul, the U.S. markets have and will continue to prosper through adverse conditions.

BROAD MARKET FIXED INCOME FUND
MANAGER COMMENTS OCTOBER 31, 2001

The bond market staged a major rally during the 12 months ended October 31, 2001. The Lehman Brothers Government / Credit Bond Index (LBGC) had a total return of 15.32% and the Lehman Aggregate Bond Index had a total return of 14.56% during this period. MDL's Broad Market Fixed Income Fund fully participated in this rally, and, in fact, outperformed the LBGC Index.

The catalyst for higher bond prices was the first recession in 10 years in the U.S. (which officially began in March, 2001). A combination of over-investment in business capital equipment in the 1990's, tight monetary policy and a flood of cheap imports conspired to cause a classic "inventory overhang" in the U.S. economy. As industrial production shrank and inflation expectations declined, the Federal Reserve responded by cutting the Fed Funds rate to 2.0% (a 40 year low) in a series of moves which began in January, 2001.

During the first half of 2001, the U.S. Treasury yield curve steepened dramatically as expectations of a quick economic rebound pushed long-term bond yields up. The Fund's portfolio managers took advantage of this steepening by positioning the portfolio largely in intermediate maturities, thus avoiding the losses many long-term bonds realized. In addition, the managers emphasized high quality, highly liquid securities such as U.S. Treasuries and Agencies and pass-through MBS. By the middle of the year, however, MDL's analysis indicated that real long-term bond yields were attractive from a historical perspective. Based on this analysis, the Fund increased its average maturity in anticipation of declining long-term interest rates. As long bond yields dropped throughout the summer and early fall of 2001, the Fund benefited from capital appreciation of its long-term U.S. Treasury bond position.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
    MDL BROAD MARKET FIXED INCOME FUND VERSUS THE LEHMAN AGGREGATE BOND INDEX

                            Total Return(1)
                              Annualized   Annualized
                   One-Year     3 Year      Inception
                    Return      Return       to Date
                    16.99%       6.80%        7.37%

                                 [GRAPH OMITTED]
                    DATA POINTS USED IN GRAPH ARE AS FOLLOWS:
                            MDL Broad Market    Lehman Aggregate
                            Fixed Income Fund      Bond Index

               10/31/97          $10,000            $10,000
               10/31/98           10,910             10,932
               10/31/99           10,605             10,990
               10/31/00           11,361             11,792
               10/31/01           13,291             13,509

     (1)These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

LARGE CAP GROWTH EQUITY FUND
MANAGER COMMENTS OCTOBER 31, 2001

The U.S. stock market officially experienced a "bear market" for the first time in many years. For the 12 months ended October 31, 2001, the S&P 500 Composite Index lost 24.96% of its value and the Russell 1000 Growth Stock Index was down 39.94%.

Stock prices were driven lower by a combination of lower earnings growth expectations and historically high valuations. As the U.S. economy fell into recession during 2001, investor perceptions, on average, of long-term earnings growth prospects for corporations fell from the low-teens to single digits. As a result, it became apparent that many stocks (especially technology names) were simply overvalued relative to expectations.

Recognizing early on that the economic landscape no longer favored a "bullish" equity stance, the Fund's managers took steps to position the Fund more conservatively. During the first part of 2001, MDL pruned the technology holdings in the Fund in favor of more "stable", defensive industries such as healthcare and consumer staples. Our analysis indicated that tech stocks, in general, did not offer a very good risk/reward trade-off due to stagnant revenues and high valuations. In addition, the Fund carried a higher than average cash position from time to time during the year.

                     COMPARISON OF CHANGE IN THE VALUE OF A
                 $10,000 INVESTMENT IN THE MDL LARGE CAP GROWTH
                 EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX

                              Total Return(1)
                                Annualized   Annualized
                     One-Year     3 Year      Inception
                      Return      Return       to Date
                      -40.73%     -9.10%       -2.83%

                                 [GRAPH OMITTED]
                    DATA POINTS USED IN GRAPH ARE AS FOLLOWS:
                           MDL Large Cap               S&P 500
                            Growth Fund             Composite Index

           10/31/97           $10,000                    $10,000
           10/31/98            11,872                     12,200
           10/31/99            15,006                     15,332
           10/31/00            15,042                     16,265
           10/31/01             8,916                     12,215

     (1)These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

STATEMENT OF NET ASSETS
October 31, 2001

                                      Face      Market
MDL BROAD MARKET                     Amount      Value
FIXED INCOME FUND                     (000)      (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS (56.0%)
   U.S. Treasury Bond
        5.375%, 02/15/31             $8,400     $ 9,036
   U.S. Treasury Notes
        7.000%, 07/15/06                865         991
        6.625%, 05/15/07                100         114
        6.500%, 05/15/05              2,075       2,306
        6.000%, 08/15/09                275         309
        4.250%, 05/31/03              2,140       2,206
                                                -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $13,993)                                14,962
                                                -------

U.S. GOVERNMENT AGENCY OBLIGATION (0.2%)
   FHLMC CMO, Ser 1410, Cl C
        6.000%, 09/15/22                 49          50
                                                -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
   (Cost $49)                                        50
                                                -------

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS (34.5%)
   FNMA
        7.000%, 01/01/31              2,343       2,447
        7.000%, 07/01/31                199         208
        6.500%, 11/01/28                754         778
        6.500%, 06/01/30                 25          25
        6.500%, 07/01/31                 64          66
   GNMA
        7.500%, 06/15/28                 60          63
        7.500%, 09/15/29              1,111       1,171
        7.500%, 11/15/29                 77          81
        7.500%, 04/15/30                509         535
        7.500%, 03/15/31                206         217
        6.500%, 01/15/26                154         160
        6.500%, 04/15/26                109         113
        6.500%, 12/15/27                 35          36
        6.500%, 06/15/28                212         219
        6.500%, 10/15/28                199         206
        6.500%, 04/15/29                231         239
        6.500%, 01/15/31              2,405       2,486
        6.500%, 07/15/31                165         170
                                                -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (Cost $8,875)                                  9,220
                                                -------

ASSET-BACKED SECURITY (3.7%)
   American Express Credit Account
        Master Trust, Ser 1999-A1
        5.600%, 11/15/06                950       1,000
                                                -------
TOTAL ASSET-BACKED SECURITY
   (Cost $949)                                    1,000
                                                -------

                                      Face      Market
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------
CORPORATE OBLIGATIONS (4.2%)
   AT&T
        5.625%, 03/15/04              $  80     $    82
   SBC Communications
        6.875%, 08/15/06                250         273
   Wal-Mart Stores
        6.875%, 08/10/09                679         759
                                                -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $1,044)                                  1,114
                                                -------

REPURCHASE AGREEMENT (0.4%)
   Morgan Stanley Dean Witter
        2.250%, dated 10/31/01, matures
        11/01/01, repurchase price
        $98,433 (collateralized by
        U.S. Treasury Note,
        market value $108,809)           98          98
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $98)                                        98
                                                -------
TOTAL INVESTMENTS (99.0%)
   (Cost $25,008)                                26,444
                                                -------
OTHER ASSETS AND LIABILITIES, NET (1.0%)            279
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,416,088 outstanding
     shares of beneficial interest               24,814
   Accumulated Net Realized Gain
     on Investments                                 473
   Net Unrealized Appreciation
     on Investments                               1,436
                                                -------
TOTAL NET ASSETS (100.0%)                       $26,723
                                                =======
   Net Asset Value, Offering and Redemption
     Price Per Share                             $11.06
                                                =======

CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
October 31, 2001

                                                Market
MDL LARGE CAP                                    Value
GROWTH EQUITY FUND                  Shares       (000)
--------------------------------------------------------
COMMON STOCK (98.7%)
AEROSPACE (4.9%)
   General Dynamics                   2,608     $   213
                                                -------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (4.1%)
   Comcast, Cl A*                     4,933         177
                                                -------
COMMUNICATIONS EQUIPMENT (2.8%)
   Nokia Oyj ADR                      5,942         122
                                                -------
COMPUTERS & SERVICES (17.8%)
   Automatic Data Processing            515          27
   Cisco Systems*                     8,203         139
   Dell Computer*                     2,401          58
   EMC*                               2,749          34
   International Business Machines    1,443         156
   Microsoft*                         3,979         231
   Oracle*                            5,549          75
   Sun Microsystems*                  4,274          43
   Veritas Software*                    406          11
                                                -------
                                                    774
                                                -------
ELECTRICAL SERVICES (4.6%)
   General Electric                   5,490         200
                                                -------
FINANCIAL SERVICES (8.9%)
   Citigroup                          3,976         181
   Concord EFS*                       7,484         205
                                                -------
                                                    386
                                                -------
FOOD, BEVERAGE & TOBACCO (1.9%)
   Coca-Cola                          1,715          82
                                                -------
INSURANCE (4.5%)
   American International Group       2,477         195
                                                -------
MANUFACTURING (4.0%)
   Tyco International                 3,554         174
                                                -------
MEDICAL PRODUCTS & SERVICES (24.2%)
   American Home Products               987          55
   Amgen*                             1,208          69
   Biomet                             3,661         112
   Elan ADR*                          3,532         161
   Eli Lilly                          1,065          82
   Guidant*                           2,770         115
   Medtronic                          1,360          55
   Merck                              1,393          89
   Pfizer                             6,237         261
   Pharmacia                          1,170          47
   Zimmer Holdings*                     108           3
                                                -------
                                                  1,049
                                                -------

                                 Shares/Face    Market
                                    Amount       Value
                                    (000)        (000)
--------------------------------------------------------
MEDICAL/HEALTH CARE (2.8%)
   Bristol-Myers Squibb               1,085     $    58
   Schering-Plough                    1,699          63
                                                -------
                                                    121
                                                -------
MULTIMEDIA (2.9%)
   AOL Time Warner*                   4,063         127
                                                -------
PETROLEUM REFINING (2.5%)
   Exxon Mobil                        2,773         109
                                                -------
RETAIL (6.4%)
   Home Depot                         2,698         103
   Wal-Mart Stores                    2,796         144
   Walgreen                             987          32
                                                -------
                                                    279
                                                -------
SEMI-CONDUCTORS/INSTRUMENTS (6.4%)
   Applied Materials*                   924          32
   Intel                              7,678         187
   Texas Instruments                  2,102          59
                                                -------
                                                    278
                                                -------
TOTAL COMMON STOCK
   (Cost $4,895)                                  4,286
                                                -------

REPURCHASE AGREEMENT (0.4%)
   Morgan Stanley Dean Witter
     2.250%, dated 10/31/01,
     matures 11/01/01, repurchase
     price $18,468 (collateralized
     by U.S. Treasury Note, market
     value $20,415)                     $18          18
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $18)                                        18
                                                -------
TOTAL INVESTMENTS (99.1%)
   (Cost $4,913)                                  4,304
                                                -------
OTHER ASSETS AND LIABILITIES, NET (0.9%)             39
                                                -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
October 31, 2001

MDL LARGE CAP                                    Value
GROWTH EQUITY FUND (concluded)                   (000)
--------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization-- no par value)
     based on 524,773 outstanding
     shares of beneficial interest              $ 9,902
   Accumulated Net Investment Loss                   (1)
   Accumulated Net Realized Loss
     on Investments                              (4,949)
   Net Unrealized Depreciation
     on Investments                                (609)
                                                -------
TOTAL NET ASSETS (100.0%)                       $ 4,343
                                                =======
   Net Asset Value, Offering and Redemption
     Price Per Share                              $8.28
                                                =======
* NON-INCOME PRODUCING SECURITY.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
For the Year Ended October 31, 2001

                                                      MDL BROAD       MDL LARGE
                                                    MARKET FIXED     CAP GROWTH
                                                     INCOME FUND     EQUITY FUND
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income.............................       $    --           $ 91
   Interest ...................................         1,425             26
--------------------------------------------------------------------------------
     Total Investment Income...................         1,425            117
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................           110            110
   Administrative Fees  .......................            80             80
   Professional Fees ..........................            36             37
   Transfer Agent Fees ........................            29             26
   Registration and Filing Fees ...............            31             28
   Trustee Fees ...............................             7              7
   Printing Fees ..............................             6              8
   Custodian Fees .............................             5              4
   Organizational Costs .......................             2              2
   Insurance and Other Fees ...................             3              1
--------------------------------------------------------------------------------
   Total Expenses..............................           309            303
--------------------------------------------------------------------------------
   Less: Investment Advisory Fees Waived ......           (81)          (110)
   Less: Reimbursement of Investment
         Advisory Fee..........................            --             (6)
   Less: Directed Brokerage Fees...............            (7)            --
--------------------------------------------------------------------------------
   Net Expenses................................           221            187
       Net Investment Income (Loss) ...........         1,204            (70)
--------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
       Securities Sold ........................         1,147         (4,862)*
   Net Change in Unrealized Appreciation
       (Depreciation) on Investment Securities          1,543         (3,857)
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain
       (Loss) on Investments ..................         2,690         (8,719)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
       Resulting From Operations ..............        $3,894        $(8,789)
================================================================================
* Includes realized losses as a result of a redemption in-kind (See Note 7). Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the Years Ended October 31,

                                                               MDL BROAD              MDL LARGE
                                                             MARKET FIXED            CAP GROWTH
                                                              INCOME FUND            EQUITY FUND
                                                          ------------------      -----------------
                                                             2001     2000         2001      2000
---------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .......................    $ 1,204 $  1,131     $    (70) $   (85)
   Net Realized Gain (Loss) from Securities Sold ......      1,147       89       (4,862)*   (121)
   Net Unrealized Appreciation (Depreciation) on
        Investment Securities .........................      1,543      332       (3,857)     276
---------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
        Resulting From Operations .....................      3,894    1,552       (8,789)      70
---------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..............................     (1,204)  (1,148)          --       --
   Realized Capital Gains .............................         --       --           --   (1,856)
---------------------------------------------------------------------------------------------------
   Total Distributions.................................     (1,204)  (1,148)          --   (1,856)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued** ....................................      3,690    2,654        4,570      627
   Shares Issued in Lieu of Cash Distributions ........      1,204    1,148           --    1,855
    Shares Redeemed** .................................     (4,454)  (1,405)     (16,238)  (1,843)
---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
        From Capital Share Transactions ...............        440    2,397      (11,668)     639
---------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets ............      3,130    2,801      (20,457)  (1,147)
Net Assets:
   Beginning of Period ................................     23,593   20,792       24,800   25,947
---------------------------------------------------------------------------------------------------
   End of Period ......................................    $26,723  $23,593    $   4,343  $24,800
---------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued** ...........................................        402      272          429       43
   Issued in Lieu of Cash Distributions ...............        116      118           --      127
   Redeemed** .........................................       (479)    (144)      (1,679)    (129)
---------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares ..................         39      246       (1,250)      41
===================================================================================================

 * Includes realized losses as a result of a redemption in-kind (See Note 7). ** Includes in-kind purchases and redemptions (See Note 7).
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the Years Ended October 31,


           Net                                                                      Net
         Asset         Net     Realized and   Distributions   Distributions       Asset
        Value,     Investment   Unrealized      from Net           from           Value,
       Beginning     Income     Gain (Loss)    Investment         Capital          End       Total
       of Period     (Loss)    on Securities     Income            Gains        of Period    Return
       ---------   ----------  -------------  -------------   -------------     ---------    ------
----------------------------------
MDL BROAD MARKET FIXED INCOME FUND
----------------------------------
2001(1) $ 9.93       $0.51        $ 1.13         $(0.51)         $  --            $11.06     16.99%
2000      9.76        0.50          0.17          (0.50)            --              9.93      7.13
1999     10.48        0.44         (0.73)         (0.43)            --              9.76     (2.80)
1998(2)  10.00        0.41          0.48          (0.41)            --             10.48      9.10

--------------------------------
MDL LARGE CAP GROWTH EQUITY FUND
--------------------------------
2001(1) $13.97       $(0.14)      $(5.55)        $   --          $  --            $ 8.28    (40.73)%
2000     14.96        (0.03)        0.11             --          (1.07)            13.97      0.24
1999     11.84        (0.01)        3.13             --             --             14.96     26.40
1998(2)  10.00         0.04         1.83          (0.03)            --             11.84     18.72

                                                                        Ratio
                                                                        of Net
                                                      Ratio           Investment
                                      Ratio        of Expenses       Income (Loss)
           Net                        of Net       to Average         to Average
         Assets,       Ratio        Investment     Net Assets         Net Assets
           End      of Expenses    Income (Loss)   (Excluding         (Excluding     Portfolio
        of Period   to Average      to Average     Waivers and        Waivers and    Turnover
          (000)     Net Assets     Net Assets     Reimbursements)   Reimbursements)    Rate
        ---------   -----------    -------------  ---------------   ---------------  ---------
----------------------------------
MDL BROAD MARKET FIXED INCOME FUND
----------------------------------
2001(1)  $26,723       0.90%           4.90%           1.23%             4.57%         183.72%
2000      23,593       0.90            5.11            1.21              4.80          168.42
1999      20,792       0.90            4.40            1.50              3.80          198.83
1998(2)    5,411       0.90            4.38           11.24             (5.96)          72.82

--------------------------------
MDL LARGE CAP GROWTH EQUITY FUND
--------------------------------
2001(1)  $ 4,343       1.26%          (0.47)%          2.04%            (1.25)%        195.53%
2000      24,800       1.25           (0.32)           1.46             (0.53)          71.82
1999      25,947       1.26           (0.19)           1.57             (0.50)          75.29
1998(2)    5,989       1.26            0.41           12.88            (11.21)         127.68

Amounts designated as "--" are either $0 or have been rounded to $0.
(1)The information set forth in this table for the periods prior to February 28, 2001, is the financial data of the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund, respectively, each a series of The Advisors' Inner Circle Fund (See Note 1).
(2)The Funds commenced operations on October 31, 1997.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

1.  ORGANIZATION:
THE MDL FUNDS (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated October 27, 2000. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements herein are those of the MDL Broad Market Fixed Income Fund and the MDLLarge Cap Growth Equity Fund (each a "Fund", collectively the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

On November 13, 2000, the Trustees of the Advisors' Inner Circle Trust voted to approve a tax-free reorganization of the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund (the "Advisors' Inner Circle MDL Portfolios") into a newly formed trust (the "MDL Funds") through a transfer of all assets and liabilities of the Advisors' Inner Circle MDL Portfolios to the MDL Funds. The reorganization took place on February 28, 2001.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

    SECURITY VALUATION -- Investments in equity securities which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which market quotations are not readily available, of which there are none as of October 31, 2001, are valued at fair value as determined in good Faith by, or in accordance with procedures approved by the Board of Trustees.

    FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

    NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

    REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

    EXPENSES -- Expenses that are directly related to one of the Funds are charged to the Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

October 31, 2001

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly for the MDL Broad Market Fixed Income Fund. Distributions from net investment income are declared and paid quarterly for the MDL Large Cap Growth Equity Fund. Any net realized capital gains are distributed to shareholders at least annually.

    RECLASSIFICATION OF COMPONENTS OF NET ASSETS The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                                                 Undistributed
                           Paid-In-          Accumulated         Net Investment
                            Capital         Realized Loss            Income
                             (000)              (000)                 (000)
                         ------------    ------------------   ------------------
    MDL Large Cap
      Growth Equity Fund    $(105)               $34                   $71

    These reclassifications have no effect on net assets or net asset values per share.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized costs will continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred.

In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the funds are amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor received $818 for the year ended October 31, 2001.

October 31, 2001

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $80,000, or of 0.15% on the first $50 million of average daily net assets; 0.125% on the next $50 million of average net assets; and 0.10% on average net assets over $100 million of each Fund's average daily net assets.

DST Systems Inc. serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement.

The Trust and Distributor are parties to a Distribution Agreement dated January 24, 2001. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and MDL Advisors, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated November 13, 2000 under which the Adviser receives an annual fee equal to 0.45% and 0.74% of the average daily net assets of the MDL Broad Market Fixed Income and MDL Large Cap Growth Equity Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the MDL Broad Market Fixed Income and MDL Large Cap Growth Equity Funds to an annual rate of not more than 0.90% and 1.26% of the average daily net assets, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The MDL Broad Market Fixed Income Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. For the year ended October 31, 2001, the Fund's expenses were reduced by $7,376 under this arrangement.

6.  INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2001 are as follows:

                                     MDL BROAD        MDL LARGE
                                    MARKET FIXED     CAP GROWTH
                                     INCOME FUND     EQUITY FUND
                                        (000)           (000)
                                    ------------     -----------
Purchases
     U.S. Government                  $43,389         $    --
     Other                                500          27,523
Sales
     U.S. Government                   43,180              --
     Other                                 --          38,996

The MDL Large Cap Growth Equity Fund has capital loss carryforwards at October 31, 2001 as follows:

                               CAPITAL LOSS
                                 CARRYOVER       EXPIRES      EXPIRES
                                 10/31/01          2008         2009
                                  (000)            (000)        (000)
                               ------------      -------      -------
MDL Large Cap
   Growth Equity Fund             $4,893           $98         $4,795

For tax purposes, the losses in the MDL Large Cap Growth Equity Fund can be carried forward for a maximum of eight years to offset any net realized capital gains.

At October 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2001, are as follows:

                                     MDL BROAD        MDL LARGE
                                   MARKET FIXED       CAP GROWTH
                                    INCOME FUND       EQUITY FUND
                                       (000)             (000)
                                  --------------     -------------
Aggregate gross
     unrealized
     appreciation ..........          $1,436             $   72
Aggregate gross
     unrealized
     depreciation ..........              --               (681)
                                      -----              ------
Net unrealized
     appreciation
     (depreciation) ........         $1,436              $ (609)
                                     ======              ======

NOTES TO FINANCIAL STATEMENTS (concluded)
October 31, 2001

7.  IN-KIND TRANSFERS:

In April 2001, the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund issued 48,827 and 49,796 shares, respectively, of beneficial interest in exchange for securities from an account managed by MDLAdvisors, Inc. valued at $501,486 and $600,542, respectively.

On June 28, 2001, the MDL Large Cap Growth Equity Fund distributed securities in lieu of cash for a shareholder redemption. The shareholder received a pro-rata portion of the Fund's holdings. The value of the redemption was $15,180,040 ($14,765,975 in securities and $414,065 in cash) of which ($34,249) was realized loss. The shareholder's shares were fully liquidated as a result of this transaction. Since this transaction is a nontaxable event, this loss will not have any impact on the Fund's capital gain distribution. The number of shares redeemed from the Fund was 1,573,062. This transaction was completed pursuant to procedures adopted by the Board of Trustees.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MDL Broad Market Fixed Income and
MDL Large Cap Growth Equity Funds

We have audited the accompanying statements of net assets of MDL Broad Market Fixed Income Fund and MDL Large Cap Growth Equity Fund (the "Funds"), as of October 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund as of October 31, 2001, and the results of their operations, the changes in their net assets, the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 14, 2001

                             NOTICE TO SHAREHOLDERS
                                       OF
                                  THE MDL FUNDS
                                   (UNAUDITED)

For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, each Fund is designating the following items with regard to distributions paid during the year.

                                  LONG TERM
                                  (20% RATE)      ORDINARY
                                 CAPITAL GAIN      INCOME       TAX-EXEMPT      TOTAL         QUALIFYING
             FUND                DISTRIBUTION   DISTRIBUTIONS    INTEREST    DISTRIBUTIONS   DIVIDENDS(1)
          ----------             ------------   -------------   ----------   -------------   ------------
MDL Broad Market
   Fixed Income Fund ..........      0.00%          100.00%        0.00%        100.00%          0.00%
MDL Large Cap
   Growth Equity Fund .........      0.00%            0.00%        0.00%          0.00%          0.00%

---------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

                                      NOTES

                                      NOTES

                                      NOTES

     MDL FUNDS:
     MDL Broad Market Fixed Income Fund
     MDL Large Cap Growth Equity Fund

     ADVISER:
     MDL Capital Management, Inc.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     ADMINISTRATOR:
     SEI Investments Mutual Funds Services

     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP

     INDEPENDENT PUBLIC ACCOUNTANTS:
     Arthur Andersen LLP

     For information call: 1-877-MDL-FUND

     This information may be preceded or accompanied by a current prospectus for the fund described.

     MDL-AR-001-0100